Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sunit Patel, certify that:

In connection with the quarterly report on Form 10-Q of Ibotta, Inc. (the “Company”) for the period ended March 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2024	By:	/s/ Sunit Patel
Sunit Patel
Chief Financial Officer
(Principal Financial Officer)